UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 28, 2018

Date of Report (Date of Earliest Event Reported)

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Beverly Road

Hoffman Estates, Illinois 60179

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on October 15, 2018 (the “Petition Date”), Sears Holdings Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).

New Senior Debtor-in-Possession Credit Facility

On November 29, 2018, the Company entered into a Superpriority Senior Secured Debtor-in-Possession Asset-Based Credit Agreement (the “Senior DIP Credit Agreement”), effective as of November 30, 2018, upon the entry of the order of the Bankruptcy Court approving the Senior DIP Credit Agreement (the “Senior DIP Order”) and the satisfaction of certain other conditions to effectiveness (for the purposes of this section, the “Senior DIP Closing Date”), with Sears Roebuck Acceptance Corp. (“SRAC”) and Kmart Corporation (“Kmart”, together with SRAC, the “Senior DIP Borrowers”) as borrowers, the Company as a guarantor, Bank of America, N.A., as administrative agent (the “Senior DIP Administrative Agent”), co-collateral agent and swingline lender, Wells Fargo Bank, National Association, as co-collateral agent, and the other agents and lenders from time to time party thereto.

Size and Availability

The Senior DIP Credit Agreement provides for an asset-based credit facility in the aggregate principal amount of up to $1,830,378,380 (the “Senior DIP Facility”), with amounts available from time to time (including subfacilities in respect of letters of credit and swingline loans) equal to the lesser of (a) the borrowing base, which equals 87.5% of the eligible credit card and pharmacy receivables and eligible inventory of the Company, the Senior DIP Borrowers and certain other Debtors with assets of such type, subject to customary reserves and eligibility criteria, and (b) the aggregate revolving credit commitments plus the principal amount of the term loan outstanding at such time (such lesser amount, the “Line Cap”). The Senior DIP Facility consists of (i) new money commitments in the aggregate principal amount of $300,000,000, including (x) a new money term loan facility under which an aggregate principal amount of $111,889,241 was made available to SRAC as of October 17, 2018, repaid, and made available again on the Senior DIP Closing Date and (y) new money revolving commitments in an aggregate principal amount of $188,110,759, and (ii) a “roll-up” of existing prepetition ABL term loans, revolving advances, existing letters of credit and cash management and bank products obligations. As of the Senior DIP Closing Date, the aggregate revolving credit commitments (including subfacilities in respect of letters of credit and swingline loans) were $1,147,712,890 and the aggregate term loan outstanding, including the new money term loan facility, was $682,665,490.69.

Use of Proceeds

The proceeds from the Senior DIP Facility will be used for working capital and general corporate purposes, to refinance the debtor-in-possession term loan outstanding on the Senior DIP Closing Date, to fund the carve-out reserve, the proceeds of which shall be used to pay certain trustee and professional fees as directed by an order of the Bankruptcy Court, and to pay other fees, costs and expenses incurred in connection with the Chapter 11 Cases.

Interest Rate and Fees

Term loan borrowings under the Senior DIP Facility bear interest at a rate per annum equal to, at the Company’s option, (1) the Base Rate (as defined in the Senior DIP Credit Agreement) plus 7.00% or (2) the Eurodollar Rate (as defined in the Senior DIP Credit Agreement) plus 8.00%. Revolving loan borrowings under the Senior DIP Facility bear interest at a rate per annum equal to, at the Company’s option, (1) the Base Rate plus 3.50% or (2) the Eurodollar Rate plus 4.50%. If an event of default occurs under the Senior DIP Facility, the applicable interest rate will automatically increase by 2.00% per annum during the continuance of such event of default.

In addition to paying interest on outstanding principal under the Senior DIP Credit Agreement, the Senior DIP Borrowers are required to pay a commitment fee of 0.75% per annum to the revolving lenders under the Senior DIP Credit Agreement in respect of the unutilized revolving commitments thereunder. The Senior DIP Borrowers must also pay a letter of credit fronting fee equal to 0.125% per annum of the undrawn and unexpired amount of each letter of credit, and a closing fee equal to 0.50% per annum on the new money incremental revolving commitments and incremental term loan commitments.

Maturity

Borrowings under the Senior DIP Credit Agreement will mature, and lending commitments thereunder will terminate, upon the earliest to occur of: (A) October 16, 2019 (the “Senior DIP Scheduled Termination Date”), (B) the substantial consummation of a plan of reorganization filed in the Chapter 11 Cases that is confirmed pursuant to an order entered by the Bankruptcy Court, (C) the consummation of a sale of all or substantially all of the collateral of a type that is included in the borrowing base, (D) the date of termination in whole of the aggregate revolving commitments and the acceleration of the total extensions of credit and (E) the occurrence of the “termination date” or “maturity date” (or any similar term having the same meaning) under the Junior DIP Credit Agreement (as defined below).

Prepayments

If the total extensions of credit exceed the Line Cap, the Senior DIP Borrowers shall prepay advances in an amount equal to such excess, provided that if the aggregate principal amount of advances then outstanding is less than the amount of such excess, the Senior DIP Borrowers shall cash collateralize outstanding letter of credit obligations to the extent of such excess. Any Senior DIP Borrower may voluntarily repay, without premium or penalty, outstanding amounts under the Senior DIP Facility at any time, on three business days advance notice for any Eurodollar rate borrowings, and on one business day advance notice for any base rate borrowings.

In addition, the Senior DIP Borrowers shall prepay advances with a net proceeds of certain asset sales (other than the sale of previously unencumbered assets) and in the event if the Senior DIP Borrowers are not in compliance with certain loan to value ratios set forth in the Senior DIP Credit Agreement. The net proceeds received from the sale of previously unencumbered assets (other than certain specified assets) shall apply to fund the winddown account in the amount equal to $240,000,000 and after that it will be placed into a cash collateral account to secure obligations under the Senior DIP Facility and, after a discharge of all obligations thereunder, to secure the Junior DIP Facility.

Guarantees and Security

The Senior DIP Facility is guaranteed by all of the Company’s Debtor subsidiaries with such exceptions as set forth in the Senior DIP Credit Agreement (in such capacities, the “Guarantors”). All obligations under the Senior DIP Credit Agreement, and the guarantees of those obligations, are secured by a perfected first priority senior priming lien on substantially all of the assets of the Company, the Senior DIP Borrowers and the Guarantors, including collateral under the prepetition asset-based loan agreement, and other previously unencumbered assets and a perfected lien on certain specified assets pari passu with liens securing the Junior DIP Facility (as defined below).

Certain Covenants and Events of Default

The Senior DIP Credit Agreement includes negative covenants that, subject to certain exceptions, limit the Company’s, the Senior DIP Borrowers’ and the Guarantors’ ability to, among other things:

•	incur additional indebtedness;

•	create liens on assets;

•	engage in mergers, consolidations, liquidations and dissolutions;

•	sell assets;

•	pay dividends and distributions or repurchase capital stock;

•	make investments, loans, or advances;

•	prepay certain junior indebtedness;

•	engage in certain transactions with affiliates; or

•	change lines of business.

The Senior DIP Credit Agreement includes certain customary representations and warranties, affirmative covenants and events of default, including but not limited to, payment defaults, breach of representations and warranties, covenant defaults, cross-defaults to certain indebtedness, certain bankruptcy-related events, certain events under ERISA, material judgments and a change of control. If an event of default occurs, the lenders under the Senior DIP Credit Agreement will be entitled to take various actions, including the acceleration of all amounts due under the Senior DIP Credit Agreement and all actions permitted to be taken under the loan documents or applicable law, subject to the terms of the Senior DIP Order.

New Junior Debtor-in-Possession Credit Facility

On November 29, 2018, the Company entered into a Superpriority Junior Lien Secured Debtor-in-Possession Credit Agreement (the “Junior DIP Credit Agreement”), with SRAC and Kmart (Kmart and SRAC, the “Junior DIP Borrowers”) as borrowers, Cantor Fitzgerald Securities, as agent (the “Junior DIP Administrative Agent”) and collateral agent, and the other lenders from time to time party thereto (the “Junior DIP Lenders”). The entry into the Junior DIP Credit Agreement was approved on an interim basis by an order of the Bankruptcy Court (the “Junior DIP Order”). The Junior DIP Credit Agreement became effective on November 30, 2018 (the “Junior DIP Effective Date”).

Size and Availability

The Junior DIP Credit Agreement provides for a term loan credit facility in the aggregate principal amount of up to $350,000,000 (the “Junior DIP Facility”), consisting of (a) term loans in an aggregate principal amount not to exceed $250,000,000, which shall be funded by the Junior DIP Lenders in three draws (each, an “Interim DIP Loan”) on or after the Junior DIP Effective Date and prior to the date when conditions precedent to Subsequent DIP Loans (as defined below) are satisfied or waived by the Junior DIP Administrative Agent (the “Junior DIP Final Closing Date”) in the following amounts and in the following order: (i) first, an Interim DIP Loan in an aggregate principal amount of up to $75,000,000, (ii) second, an Interim DIP Loan in an aggregate principal amount of up to $75,000,000, and (iii) third, an Interim DIP Loan in an aggregate principal amount of up to $100,000,000, provided that with respect to clauses (a) (ii) and (a) (iii) above, such Interim DIP Loans shall only be made available on the dates when Excess Availability (as defined in the Senior DIP Credit Agreement) is less than $50,000,000, and (b) term loans in an aggregate principal amount not to exceed $100,000,000 plus any unused portion of the Junior DIP Facility not drawn prior to the Junior DIP Final Closing Date, which shall be funded by the Junior DIP Lenders in multiple draws (each, a “Subsequent DIP Loan”) on or after the Junior DIP Final Closing Date in an aggregate principal amount of the lesser of (i) $50,000,000 and (ii) the remaining Term Commitments (as defined in the Junior DIP Credit Agreement), provided that each Subsequent DIP Loan shall only be made available on the dates when the sum of Excess Availability and the aggregate amount of cash available to the loan parties is less than $50,000,000.

Use of Proceeds

The proceeds of an Interim DIP Loan from the Junior DIP Facility will be used for operating, working capital and general corporate purposes, including to fund the carve-out reserve, the proceeds of which shall be used to pay certain trustee and professional fees as directed by an order of the Bankruptcy Court and to pay other fees, costs and expenses incurred in connection with the transactions contemplated by the Junior DIP Credit Agreement and the Chapter 11 Cases.

Interest Rate and Fees

Base rate advances under the Junior DIP Facility bear interest at a rate per annum equal to the Base Rate (as defined in the Junior DIP Credit Agreement) plus 9.00%; Eurodollar rate advances under the Junior DIP Facility bear interest at a rate per annum equal to the greater of (x) 1.00% or (y) the Eurodollar Rate (as defined in the Junior DIP Credit Agreement), plus 10.00%. If an event of default occurs under the Junior DIP Facility, the applicable interest rate will increase by 2.00% per annum during the continuance of such event of default.

In addition to paying interest on outstanding principal under the Junior DIP Credit Agreement, the Junior DIP Borrowers are required to pay (1) a closing fee equal to (A) 3.00% with respect to the $250,000,000 aggregate principal amount of the Interim DIP Loan amount, due and payable on the Junior DIP Effective Date and (B) 3.00% with respect to the $100,000,000 aggregate principal amount of Subsequent DIP Loans, each due and payable on the date of the borrowing thereof, provided that such fee shall be paid in respect of the aggregate principal amount of unused term commitments upon the earlier of (x) December 31, 2018 and (y) the Junior DIP Final Closing Date, (2) a commitment fee equal to 0.75% per annum to the lenders under the Junior DIP Credit Agreement on the average daily amount of the available term commitment of each such lender, (3) subject to the Junior DIP Borrowers’ valid election of the Extension Option (as defined below), an extension fee equal to 1.25% of the aggregate principal amount of each lender’s then outstanding term loans, due and payable on the first day after the Termination Date (as defined in the Junior DIP Credit Agreement), and (4) a monitoring fee equal to $175,000, due and payable on the Junior DIP Effective Date.

Maturity

Borrowings under the Junior DIP Credit Agreement will mature, and lending commitments thereunder will terminate, upon the earliest to occur of: (a) July 29, 2019 (the “Junior DIP Scheduled Termination Date”), (b) November 29, 2019, if the Junior DIP Borrowers exercise the Extension Option, and (c) the Termination Date (as defined in the Senior DIP Credit Agreement) under the Senior DIP Credit Agreement.

The Junior DIP Borrowers may, upon three business days notice to the Junior DIP Administrative Agent, exercise the option to extend the maturity of the Junior DIP Credit Agreement for an additional four months following the Junior DIP Scheduled Termination Date (the “Extension Option”).

Prepayments

Any Junior DIP Borrower may voluntarily repay, without premium or penalty, outstanding amounts under the Junior DIP Facility at any time, upon two business days advance notice for any Eurodollar rate borrowings, and on one business day advance notice for any base rate borrowings. No prepayment shall be required from any net proceeds in connection with the sale of prepetition unencumbered assets, until (i) the Winddown Account Funding Condition (as defined in the Junior DIP Credit Agreement) has been satisfied, (ii) the Prepetition Unencumbered Assets Proceeds Account (as defined in the Junior DIP Credit Agreement) is funded and (iii) the Discharge of Senior DIP Obligations (as defined in the Junior DIP Credit Agreement) has occurred.

Guarantees and Security

The Junior DIP Facility is guaranteed by the Guarantors. All obligations under the Junior DIP Credit Agreement, and the guarantees of those obligations, are secured by a perfected junior lien on all of the Company’s, the Junior DIP Borrowers’ and the Guarantors’ assets, subject to certain exceptions.

Certain Covenants and Events of Default

The Junior DIP Credit Agreement includes negative covenants that, subject to certain exceptions, limit the Company’s, the Junior DIP Borrowers’ and the Guarantors’ ability and the ability of its restricted subsidiaries to, among other things:

•	incur additional indebtedness;

•	create liens on assets;

•	engage in mergers, consolidations, liquidations and dissolutions;

•	sell assets;

•	pay dividends and distributions or repurchase capital stock;

•	make investments, loans, or advances;

•	prepay certain junior indebtedness;

•	engage in certain transactions with affiliates; or

•	change lines of business.

The Junior DIP Credit Agreement includes certain customary representations and warranties, affirmative covenants and events of default, including but not limited to, payment defaults, breach of representations and warranties, covenant defaults, cross-defaults to certain indebtedness, certain bankruptcy-related events, certain events under ERISA, material judgments and a change of control. If an event of default occurs, the lenders under the Junior DIP Credit Agreement will be entitled to take various actions, including the acceleration of all amounts due under the Junior DIP Credit Agreement and all actions permitted to be taken under the loan documents or applicable law, subject to the terms of the Junior DIP Order.

In addition, the Debtors must obtain or find acceptable a Qualified Stalking Horse Bid (as defined in each of the Senior DIP Credit Agreement and the Junior DIP Credit Agreement) on or prior to December 15, 2018. Failure to obtain and find acceptable a Qualified Stalking Horse bid by December 15, 2018, shall not constitute an event of default or default under the Senior DIP Credit Agreement or the Junior DIP Credit Agreement so long as the Debtors are diligently pursuing a process reasonably acceptable to the applicable administrative agents and collateral agents designed for bidding procedures and the selection of a the sale of the Go Forward Stores (as defined in each of the Senior DIP Credit Agreement and the Junior DIP Credit Agreement) by December 27, 2018.

The Company expects to file the Senior DIP Credit Agreement and Junior DIP Credit Agreement as exhibits to its Quarterly Report on Form 10-Q for the quarterly period ended November 3, 2018.

Item 2.03. Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On November 28, 2018, the Debtors completed the sale of certain Medium Term Notes Series B debt obligations in the principal amount of $880,696,000 (the “MTNs”) issued by SRAC pursuant that certain Indenture, dated as of October 1, 2002, by and among SRAC, and the Bank of New York Mellon Trust Company, N.A., as successor trustee to BNY Midwest Trust Company, as trustee, to Cyrus Capital Partners L.P. (“Cyrus”) for a cash payment of $82,500,000. Subject to, and only to the extent provided by, the Bankruptcy Court in accordance with the Bankruptcy Code, Cyrus is entitled to receive payments of principal, interest, fees, or other amounts on $251,246,000 aggregate principal amount of the MTNs. Cyrus has agreed to waive all rights to receive such payments as to the remaining $629,450,000 aggregate principal amount of the MTNs. The Debtors have agreed, on behalf of themselves and their subsidiaries, not to sell, transfer or assign any MTNs not included as part of this transaction to any non-Debtor entity other than a transfer or assignment pursuant to a non-consensual order of a court of competent jurisdiction with respect thereto. The Bankruptcy Court authorized the sale of the MTNs and the deposit of the net proceeds of the sale into the Debtors’ winddown account pursuant to an order dated November 19, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Robert A. Riecker
Chief Financial Officer

Dated: December 3, 2018